UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                                  Airtrax, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


       New Jersey                      0-25791                   22-3506376
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

On October 24, 2006, Nicholas Fenelli resigned as our Interim Chief Financial Officer, but will remain as our Chief Operating Officer, effective November 1, 2006. In addition, on October 24, 2006 our Board of Directors appointed Robert Watson as our President, Chief Executive Officer and a director of our company, effective November 1, 2006. There are no understandings or arrangements between Mr. Watson and any other person pursuant to which Mr. Watson was selected as an executive officer and a director. Furthermore, Mr. Watson has not entered into a transaction, nor is there any proposed transaction, between Mr. Watson and us. Mr. Watson does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Mr. Watson has extensive experience in corporate turnarounds and restructurings, with a proven track record of repositioning companies to realize long-term shareholder value. He has both public (Fortune 50) and private company experience in the manufacturing, construction and retail industries. From 2001 until October 2006, Mr. Watson was President and CEO of Hartz & Company, a manufacturer of tailored clothing, with two production facilities in the United States with sales and marketing offices in New York City. From 1996 to 2001, Mr. Watson served as the Vice President, CFO and COO of America's Best Contacts and Eyeglasses, a retail chain with 118 locations, a full service laboratory and distribution center. His experience in the public arena was with Continental Can Company, from 1967 through 1986, where he served as Controller for the food packaging company with 29 manufacturing facilities and sales in excess of $1 billion. Mr. Watson received a BS in accounting from Fairleigh Dickinson University and an EMBA from the University of New Haven.

We issued a press release on October 24, 2006 announcing our management changes as described above, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number          Description
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99.1            Press Release of Airtrax, Inc. dated as of October 24, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Airtrax, Inc.


Date: October 25, 2006                     /s/ Robert Watson
                                           ---------------------
                                           Robert Watson
                                           President and Chief Executive Officer